Exhibit 99.5

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D22633-S08696 1. To approve the issuance of shares of common stock, par value $0.16 2/3 per share, of Analog Devices, Inc. (“Analog Devices”) to the stockholders of Maxim Integrated Products, Inc. (“Maxim”) in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of July 12, 2020 (as it may be amended from time to time), by and among Analog Devices, Magneto Corp., a Delaware corporation and wholly-owned subsidiary of Analog Devices, and Maxim (the “Analog Devices share issuance proposal”). 2. To adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Analog Devices share issuance proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to Analog Devices shareholders. NOTE: The Company will conduct such other business as may properly come before the meeting or any adjournment or postponement thereof. For Against Abstain ! ! ! ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ANALOG DEVICES, INC. The Board of Directors recommends you vote FOR the following proposals: ANALOG DEVICES, INC. P.O. BOX 9106 ATTN: INVESTOR RELATIONS DEPT. ONE TECHNOLOGY WAY NORWOOD, MA 02062-9106 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 7, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 7, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. D22634-S08696 ANALOG DEVICES, INC. Special Meeting of Shareholders - 11:00 a.m., Eastern Time, on October 8, 2020 This Proxy is solicited on behalf of the Board of Directors The undersigned revokes all previous proxies and hereby appoints Ray Stata, Vincent Roche and Margaret K. Seif, or any of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of ANALOG DEVICES, INC. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time on October 8, 2020, at Analog Devices’ offices located at One Technology Way, Norwood, Massachusetts 02062 and any adjournment, postponement, continuation or rescheduling thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, postponement, continuation or rescheduling thereof. Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed, dated and returned your proxy card. If you vote the shares over the Internet or by telephone, please do not return your proxy card. Unless voting the shares over the Internet or by telephone, please fill in, date, sign and mail this proxy card promptly using the enclosed envelope. IF NO SUCH DIRECTION IS MARKED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH OF THE PROPOSALS REFLECTED HEREIN. THE PROXIES ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side